THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933 AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

Number ___________ ___________ Shares

CYTOMEDIX, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SERIES B CONVERTIBLE PREFERRED STOCK, PAR VALUE $.0001

THIS CERTIFIES THAT:

_______________________________________

is the owner of __________ fully paid and non-assessable shares of Series B Convertible Preferred Stock of Cytomedix, Inc. transferable only on the books of the Cytomedix, Inc. by the holder thereof or by duly authorized attorney upon surrender of this Certificate properly endorsed.

WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

DATED: AUTHORIZED BY:

_________________________ _____________________________

President

_____________________________

Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF TRANSFERS MIN ACT - ............ Custodian .................

(Cust) (Minor)

TEN ENT - as tenants by the entireties under Uniform Transfers to Minors Act .....................

(State)

JT TEN - as joint tenants with right of survivorship

and not as tenants in common

For Value Received, _____________________ hereby sell, assign and transfer unto

____________________________________________________________________________________________________________________________________________________________

______________________________________________________________________________

(Please print name and address including postal zip code of assignee; please insert social security or other identifying number of assignee)

______________ Shares of Series B Convertible Preferred Stock of Cytomedix, Inc. represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________ Attorney to transfer the said stock on the books of Cytomedix, Inc. with full power of substitution in the premises.

Dated _________________________ ____________________________________

Signature of Assignor

(Must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.)

In presence of:

_______________________________ ____________________________________